                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report on the consolidated financial statements of DALEN Corp. and subsidiaries and to all references to our firm included in or made a part of this registration statement of Enserch Exploration, Inc. on Form S-2.


                                              [Signature appears here]
                                        -------------------------------------
                                                ARTHUR ANDERSEN LLP

Dallas, Texas
June 21, 1995